SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2005 (August 8, 2005)

CHAMPION ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Michigan	1-9751	38-2743168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Cambridge Court, Suite 300 Auburn Hills, Michigan 48326
(Address of principal executive offices)

Registrant’s telephone number, including area code: (248) 340-9090

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K filed by Champion Enterprises, Inc. (the “Company”) on August 12, 2005 (the “August Form 8-K”), regarding the completion of the acquisition by the Company and its subsidiary NEBS Acquisition Corp. of the business and substantially all the assets, including real and personal property, inventory and accounts receivable, of New Era Building Systems, Inc. and its affiliates Castle Housing of Pennsylvania, Ltd. and Carolina Building Solutions (collectively, “New Era”). This amendment provides the historical financial statements of the business acquired under Item 9.01(a) and the pro forma financial information under Item 9.01(b), which financial statements and information were not included in the August Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

(i) The audited financial statements of New Era are not available. An unaudited consolidated income statement and an unaudited consolidated balance sheet of New Era as of and for the year ended December 31, 2004 are filed as Exhibit 99.1 hereto.

(b)	Pro Forma Financial Information.

(i) Unaudited pro forma combined financial information of Champion Enterprises, Inc. as of and for the year ended January 1, 2005 giving pro forma effect to the New Era acquisition is filed as Exhibit 99.2 hereto.

(ii) Unaudited pro forma combined financial information of Champion Enterprises, Inc. as of and for the six months ended July 2, 2005 giving pro forma effect to the New Era acquisition is filed as Exhibit 99.3 hereto.

Exhibit

Number

Exhibit 99.1	Unaudited consolidated income statement and consolidated balance sheet of New Era as of and for the year ended December 31, 2004.

Exhibit 99.2	Unaudited pro forma combined financial information of Champion Enterprises, Inc. as of and for the year ended January 1, 2005 giving pro forma effect to the New Era acquisition.

Exhibit 99.3	Unaudited pro forma combined financial information of Champion Enterprises, Inc. as of and for the six months ended July 2, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION ENTERPRISES, INC.
/s/ Phyllis A. Knight
Phyllis A. Knight,
Executive Vice President and
Chief Financial Officer

Date:       October 21, 2005

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Unaudited consolidated income statement and consolidated balance sheet of New Era as of and for the year ended December 31, 2004.

Exhibit 99.2	Unaudited pro forma combined financial information of Champion Enterprises, Inc. as of and for the year ended January 1, 2005 giving pro forma effect to the New Era acquisition.

Exhibit 99.3	Unaudited pro forma combined financial information of Champion Enterprises, Inc. as of and for the six months ended July 2, 2005.